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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form 10-SB of our report dated March 14, 1997 related to the consolidated financial statements of CVF Corp. and Subsidiaries for the years ended December 31, 1996 and 1995.



                                                /s/ Feldman Radin & Co., P.C.
                                                -----------------------------
                                                FELDMAN RADIN & CO., P.C.
                                                Certified Public Accountants

New York, New York
August 22, 1997